                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: February 5, 2004




                              RETAIL VENTURES, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)







                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
                                 --------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                      None
        -----------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (C)  EXHIBITS

     Exhibit No.                              Description
     -----------     -----------------------------------------------------------

        99.1*        Retail Ventures, Inc. press release dated February 5, 2004.


     ------------

     * The press release is being "furnished" and not "filed," as described in Item 12 of this Current Report on Form 8-K.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 5, 2004, Retail Ventures, Inc. (the "Company") issued a press release regarding its total sales for the fifty-two weeks ended January 31, 2004. The Company also updated its earnings estimates for fiscal 2003. Pursuant to General Instruction F of Form 8-K, a copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

     Certain of the Company's statements contained or incorporated by reference in this Form 8-K are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future, and include statements regarding forecasts and expectations of earnings and business for fiscal 2003 and fiscal 2004. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission, including its Form 10-K for the year ended February 1, 2003 (filed May 1, 2003). One or more of these factors have affected, and could in the future affect, the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RETAIL VENTURES, INC.

Date: February 5, 2004                  By:  /s/ James A. McGrady
                                            ------------------------------------
                                        James A. McGrady, Executive Vice
                                        President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                  Description
-----------     ----------------------------------------------------------------

   99.1*        Retail Ventures, Inc. press release dated February 5, 2004.


   ------------

   * The press release is being "furnished" and not "filed," as described in
     Item 12 of this Current Report on Form 8-K.